UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/21/2008

CHARLES & COLVARD LTD
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23329

NC	561928817
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

300 Perimeter Park Drive, Suite A, Morrisville, NC 27560
(Address of principal executive offices, including zip code)

9194680399
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 21, 2008, Charles & Colvard, Ltd. (the "Company") issued a press release that announced the resignation of Robert S. Thomas as Chief Executive Officer of the Company, Chairman of the Board of Directors and as a Director effective immediately. Following his resignation, Mr. Thomas has agreed in principal to serve as a consultant to the Company. Dr. Frederick A. Russ, the lead independent Director will serve as the interim Chairman of the Board of Directors. Dennis M. Reed, the Company's President and Chief Marketing Officer will be responsible for managing the Company's operations. A copy of this press release is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits.

        Exhibit No.                        Description of Exhibit

        99.1                                Press Release dated July 21, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES & COLVARD LTD

Date: July 21, 2008	By:	/s/ James R. Braun
James R. Braun
CFO/VP of Finance

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated July 21, 2008.